UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2008
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ORAMED PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-50298 (Commission File Number)	98-0376008 (IRS Employer Identification No.)

2 Elza Street
Jerusalem, Israel 93706
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 972-54-790-9058

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

Oramed Pharmaceuticals Inc. (“Oramed”), through its Israeli subsidiary, Oramed Ltd., has entered into an employment agreement with Chaime Orlev (the “Employment Agreement”) as of May 1, 2008, pursuant to which Mr. Orlev has been appointed as Chief Financial Officer (“CFO”), Treasurer and Secretary of Oramed. Mr. Orlev’s responsibilities will include oversight of Oramed’s financial reporting and controls.

Mr. Orlev, age 37, is a certified public accountant in Israel and prior to joining us served, from October 2005 to February 2008 as Chief Financial Officer of Gammacan International, Inc. (GCAN.OB), a life science company focused on the development of immunotherapy and related approaches to treat cancer. From September 2004 to September 2005, Mr. Orlev acted as Chief Financial Officer for Solel Solar Systems, an Israeli-based company specializing in the development, manufacturing and marketing of solar energy systems and related equipment, as well as coatings for different substrates. From April 2001 to August 2004 Mr. Orlev was the Vice President, Finance and Chief Financial Officer of Huntleigh, a provider of airport services to carriers. From 1999 to 2001 he served as Financial Controller and Acting Chief Financial Officer for ICTS International N.V. (NASDAQ:ICTS).

The Employment Agreement provides that for the period through July 31, 2008 (the “First Term”), Mr. Orlev will be employed to work on a part-time basis and will be compensated a gross monthly amount of NIS 20,000. Beginning on August 1, 2008 and continuing until the Employment Agreement is terminated by either party pursuant to the Employment Agreement (the “Second Term”), Mr. Orlev will serve Oramed in a full-time capacity and will be compensated a gross monthly amount of NIS 30,000. Mr. Orlev has also agreed that during the term of his employment with Oramed and for a 12 month period thereafter, he will not compete with Oramed nor solicit employees of Oramed.

The preceding is qualified in its entirety by reference to the Employment Agreement that is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Mr. Alex Werber has resigned as Oramed’s Chief Financial Officer effective May 1, 2008.

(c) The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

10.1	Employment Agreement by and between Oramed Ltd. and Chaime Orlev entered into as of May 1, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORAMED PHARMACEUTICALS INC.
Dated: May 7, 2008
	By:	/s/ Nadav Kidron
Nadav Kidron
President, CEO and Director